Exhibit 10.19

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CRUDE OIL PIPELINE

THROUGHPUT AND DEFICIENCY AGREEMENT

Between

SUNOCO PIPELINE L.P.

and

MOTIVA ENTERPRISES LLC

Dated as of December 15, 2006

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

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MOTIVA AND SUNOCO PIPELINE

THROUGHPUT AND DEFICIENCY AGREEMENT

CRUDE OIL PIPELINE

This Throughput and Deficiency Agreement (“Agreement”) is made and entered into this 15th day of December, 2006 by and between Sunoco Pipeline L.P. (“Sunoco”), a Texas limited partnership with offices at 1735 Market Street, Suite LL, Philadelphia, PA 19103, and MOTIVA ENTERPRISES LLC, a Delaware Limited Liability Company (“Motiva”), with offices at 700 Milam Street, 11th Floor, Houston TX 77002. (The parties to this Agreement may from time to time be referred to individually as a “Party” or collectively as the “Parties”.) This Agreement represents the commercial arrangement between the Parties.

WITNESSETH

WHEREAS, Sunoco Partners Marketing & Terminals L.P., an Affiliate of Sunoco (“Sunoco Partners”), owns and operates a marine storage and terminaling facility which is located at or near Nederland, Texas (the “Nederland Terminal”) for the storage and throughput of crude oil.

WHEREAS, Sunoco will be the owner and operator of a pipeline that includes approximately 12.1 miles of 30” pipeline from the Nederland Terminal to the fence-line of the Port Arthur Refinery, as further described in EXHIBIT A (the “Pipeline”).

WHEREAS, Sunoco proposes to design, engineer, construct and cause the Pipeline to achieve Pipeline Mechanical Completion by no later than January 1, 2010, which Pipeline will be used, among other things, to provide services for the receipt, transportation, and delivery of Crude Oil.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

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WHEREAS, Motiva is a refining and marketing company that owns a refinery and related facilities located at Port Arthur, Jefferson County, Texas, including the facility located in Port Neches, Texas (the “Port Arthur Refinery”).

WHEREAS, Motiva and Sunoco Partners will enter into a Marine Dock and Terminaling Agreement whereby Motiva will use the marine docks and storage capacity at the Nederland Terminal for Motiva’s Crude Oil (the “Terminaling Agreement”).

WHEREAS, Motiva desires to transport Crude Oil through the Pipeline from the Nederland Terminal to the Port Arthur Refinery in consideration for the Incentive Tariff.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and of other good and valuable consideration, the receipt, adequacy and sufficiency of which are acknowledged, and intending to be legally bound hereby, Sunoco and Motiva agree as follows:

SECTION 1

DEFINITIONS

Unless otherwise required by the content, the terms defined in this Section 1 shall have, for all purposes of this Agreement, the respective meanings set forth in this Section. All Section numbers used in this Agreement refer to Sections of this Agreement unless otherwise specifically described:

“Accounting Period” shall have the meaning as set forth in Section 5 (b).

“Affiliate” shall mean, with respect to any Party, any corporation, partnership, limited liability company, trust, or other entity controlling, controlled by, or under common control with that Party.

“Agreement” shall mean this Throughput and Deficiency Agreement and all exhibits and appendices hereto as originally executed or as may from time to time be supplemented or amended by agreement of the Parties.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“API” shall have the meaning as set forth in Section 7 (b).

“Audit” shall have the meaning as set forth in Section 22.

“Authorizations” shall have the meaning as set forth in Section 3 (d).

“Book Balance” shall have the meaning as set forth in Section 6 (d)(i).

“Barrel” shall mean 42 United States standard gallons at 60 degrees Fahrenheit.

“Commencement Date” shall have the meaning as set forth in Section 3 (g).

“Contract Year” shall mean the period beginning on the Commencement Date or any anniversary thereof and ending 365 consecutive days (366 consecutive days in the case a period has February 29th) later.

“Crude” or “Crude Oil” shall mean any grade of crude oil.

“Deficiency” shall have the meaning given in Section 5.

“Deficiency Payment” shall have the meaning as set forth in Section 5 (c).

“Destination” shall mean the intake flange(s) for Crude Oil at the Port Arthur Refinery.

“Dispute” shall have the meaning as set forth in Section 21 (a).

“Effective Date” shall mean the date of execution and delivery of this Agreement by the Parties.

“Ending Stock” shall have the meaning as set forth in Section 6 (d)(ii).

“Facility Mechanical Completion” with respect to (i) the additional tankage at the Nederland Terminal, as required pursuant to the Terminaling Agreement, or (ii) the expansion project at the Port Arthur Refinery, shall mean that the relevant facility is in-service and fully operational, with all construction and testing complete.

“FERC” shall have the meaning as set forth in Section 9 (a).

“First Offer Notice” shall have the meaning as set forth in Section 25 (a).

“Force Majeure” shall have the meaning set forth in Section 17 (a).

“Force Majeure Deficiency Volume” shall have the meaning set forth in Section 17 (d).

“Incentive Tariff” shall have the meaning set forth in Section 9(a).

“Minimum Volume Obligation” shall have the meaning as set forth in Section 5 (b).

“Nederland Terminal” shall have the meaning as set forth in the recitals.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Notice of Dispute” shall have the meaning as set forth in Section 21 (b).

“Origin” or “Origin Point” shall mean the inlet flange to the Pipeline at the Nederland Terminal and/or the facility in Port Neches, Texas that is part of the Port Arthur Refinery.

“Parties” shall mean Sunoco and Motiva or their permitted assigns, and “Party” shall mean any one of the Parties as the case may be.

“Pipeline” shall have the meaning as set forth in the recitals.

“Pipeline Mechanical Completion” shall mean that the construction of the Pipeline is complete, with all testing complete (including hydrotesting), and the Pipeline is capable of delivering to the Port Arthur Refinery the quantities of Crude Oil specified in this Agreement.

“Pre-Commencement Date Obligation” shall have the meaning as set forth in Section 3 (f)(iii).

“[******] Option” shall have the meaning as set forth in Section 3 (h).

“Sunoco Partners” shall have the meaning as set forth in the recitals.

“Term” shall have the meaning as set forth in Section 2.

“Third Party Purchaser” shall have the meaning as set forth in Section 24 (a).

“Terminaling Agreement” shall have the meaning as set forth in the recitals.

“Work Product” has the meaning as set forth in Section 12 (b).

SECTION 2

TERM

This Agreement shall be in full force and effect on the Effective Date; however, the Term of this Agreement shall commence upon the Commencement Date (defined in Section 3 (g)) and, subject to termination provisions set forth herein, shall continue for a period of ten (10) Contract Years (the “Term”). The Parties agree to enter good faith renewal negotiations following receipt of written notification by one Party to the other no later than four (4) years prior to the end of the Term. If the Parties cannot agree on terms and conditions of a renewal of this Agreement within six (6) months from the date of the written notification, this Agreement will terminate at the end of the Term.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 3

CONSTRUCTION AND COMMENCEMENT DATE

(a) Sunoco, at its sole cost and expense, will design, engineer, modify, construct, and equip the Pipeline, or cause the Pipeline to be designed, engineered, modified, constructed, and equipped, in accordance with the specifications listed in EXHIBIT A. Without limitation to the foregoing, EXHIBIT A shall also include a construction schedule for the Pipeline, construction progress reporting procedures, and capacity requirements designed to ensure that the Pipeline will have sufficient capacity to receive, transport and deliver Crude Oil from the Origin to the Destination. Should Motiva desire to change the scope of the Pipeline after the Effective Date or during the Term hereof, the Parties will work together in good faith to implement any such change.

(b) Motiva will allow Sunoco access to the Port Arthur Refinery, subject to Motiva’s normal security control and safety procedures, as required during the Term of this Agreement. Sunoco’s construction and subsequent operation of the Pipeline pursuant to this Agreement shall be in such a manner as to cause minimum interference with the operations of Motiva and of other contractors providing services to Motiva at or outside of the Port Arthur Refinery, and Sunoco shall take and cause Sunoco’s and every subcontractors’ employees, agents, licensees, and permitees to take, all necessary precautions (including those required by Motiva’s safety regulations) to protect the Port Arthur Refinery premises and all persons and property thereon from damage or injury. Each time Sunoco is upon the Port Arthur Refinery premises, it shall leave the premises clean and free of all equipment, waste materials and rubbish.

(c) Motiva, at its option, may be represented on Sunoco’s construction team and may have a representative present at any and all times at all locations where Sunoco or its subcontractors are engaged in the construction and/or operation of the Pipeline, in each case in an observer capacity only; provided, however, that Motiva shall have no rights to direct or control the construction and/or operation of the Pipeline.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d) Sunoco shall apply for and use commercially reasonable efforts to secure commercially reasonable terms on all rights-of-way (whether from private parties or any governmental agency or authority), licenses, permits, property rights of ingress and egress, certificates, servitudes, judgments, orders, rulings, patents or patent licenses, operating agreements, and other authorizations (collectively “Authorizations”) as may be required for the purpose of providing, modifying, constructing, operating and maintaining the Pipeline. Motiva shall use commercially reasonable efforts to comply with any commercially reasonable request from Sunoco for assistance in seeking Authorizations.

(e) The design and construction of the Pipeline shall materially comply with all applicable federal, state, and local laws, regulations, ordinances, orders, and directives and generally accepted pipeline industry standards.

(f) (i)	As of the Effective Date, Sunoco shall begin engineering and other work with respect to the Pipeline and shall use all commercially reasonable efforts to cause the Pipeline to achieve Pipeline Mechanical Completion by no later than January 1, 2010, provided that this date shall be extended by any period of Force Majeure, by delays due to regulatory matters or inclement weather; or as may otherwise be agreed in writing by the Parties.

(ii)	Notwithstanding the foregoing, as an incentive to achieving Pipeline Mechanical Completion ahead-of-schedule, Motiva will pay Sunoco the Incentive Tariff outlined in EXHIBIT B-1, plus [******] (the “Incentive Payment”), if (1) Sunoco achieves Pipeline Mechanical Completion by December 1, 2009; and (2) Sunoco Partners achieves Facility Mechanical Completion at the Nederland Terminal, as required pursuant to the Terminaling Agreement, by December 1, 2009. Such Incentive Payment will only apply on the first [******] Barrels transported through the Pipeline during the first Contract Year.

(iii)

Should Sunoco achieve Pipeline Mechanical Completion on or before December 1, 2009, and provided that Sunoco Partners has achieved Facility Mechanical Completion of at least one storage tank at the Nederland

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

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Terminal, as required pursuant to the Terminaling Agreement, then upon notice by Sunoco to Motiva of such Pipeline Mechanical Completion, Motiva shall ship Crude Oil or cause Crude Oil to be shipped through the Pipeline, at the Incentive Tariff outlined in EXHIBIT B-2, a minimum guaranteed volume of [******] Barrels per month (the “Pre-Commencement Date Obligation”), from the date the Pipeline becomes fully operational and in-service until the Commencement Date. Any excess or shortfall of the Pre-Commencement Date Obligation during any month prior to the Commencement Date shall be cumulatively carried forward to each succeeding month. Should Motiva fail to ship the total Pre-Commencement Date Obligation by the end of the month immediately preceding the Commencement Date, then Motiva shall have the obligation to make a payment to Sunoco in an amount equal to the amount of such shortfall in barrels for the Pre- Commencement Date Obligation multiplied by the applicable tariff rate, and Motiva shall have no further obligation to ship any shortfall of Pre-Commencement Date Obligation barrels. Such payment to Sunoco will be made within fifteen (15) days after the Commencement Date.

(iv)	Should Sunoco not achieve Pipeline Mechanical Completion by January 1, 2010, or should Sunoco Partners not achieve Facility Mechanical Completion of the additional tankage at the Nederland Terminal, as required pursuant to the Terminaling Agreement, by January 1, 2010, for reasons other than Force Majeure, and should the Facility Mechanical Completion of the expansion project at the Port Arthur Refinery have been achieved by that date, then Sunoco will credit Motiva (in the form of Prepaid Transportation Credits) with the Incentive Fee multiplied by the Minimum Volume Obligation for all Accounting Periods (or portions of Accounting Periods) from January 1, 2010 until the Commencement Date, subject to Motiva’s obligation to exercise its commercially reasonable efforts to minimize such damages.

(g) The “Commencement Date” of this Agreement shall be the latter of: (i) the date that the expansion project at the Port Arthur Refinery achieves Facility Mechanical Completion; or (ii)

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

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the first day of the month following the date Sunoco notifies Motiva in writing that Sunoco has achieved Pipeline Mechanical Completion of the Pipeline. Without prejudice to the foregoing, if the Commencement Date has not occurred by July 1, 2010 because the expansion project at the Port Arthur Refinery has not achieved Facility Mechanical Completion, then Motiva shall begin to pay the Incentive Tariff to Sunoco, calculated based on the pro rata portion of the Minimum Volume Obligation, for the time period from July 1, 2010 until the Commencement Date, and such payment shall be considered a Deficiency Payment, subject to the provisions of Section 5.

(h) Without prejudice to any other provision of this Agreement, Motiva shall have the option, exercisable at any time before 11:59 p.m. on July 1, 2007, to provide a written notice instructing Sunoco to proceed with the construction of the dock and related facilities described on EXHIBIT C, under the terms described therein (the “[******] Option”).

(i) Motiva agrees to provide Crude Oil for use as line fill for the Pipeline, in a volume to be determined and notified to Motiva by Sunoco, following Sunoco’s successful completion of hydrotesting of the Pipeline.

SECTION 4

OPERATION

(a) Subject to the terms and conditions of this Agreement, beginning on the Commencement Date, Sunoco shall, at its sole cost and expense, operate and maintain, or cause to be operated and maintained, the Pipeline and shall employ generally accepted pipeline industry standards and pipeline industry practices and procedures in the operation thereof. During the Term of this Agreement, Sunoco will make commercially reasonable efforts to operate the Pipeline so as not to disrupt the flow of ratable deliveries to the Port Arthur Refinery. Sunoco and Motiva will share their respective relevant maintenance schedules on an annual basis, and Sunoco will use commercially reasonable efforts to effect maintenance on the Pipeline during the same maintenance period as Motiva’s.

(b) Sunoco will furnish adequate personnel, material, and services necessary for the receipt, transportation, and delivery of Motiva’s Crude Oil hereunder.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c) Sunoco agrees to use commercially reasonable efforts to deliver Crude Oil under this Agreement in substantially the same volume and substantially the same quality as the Crude Oil delivered to it for transportation hereunder. Sunoco will take necessary action and install equipment and facilities deemed necessary by Sunoco to accurately measure the volume, including the implementation of procedures and necessary equipment to provide the Parties with custody transfer metering of volume. The Parties shall sample and test Crude Oil in accordance with Section 7 “Crude Oil Testing and Measurement” herein.

(d) The operation and maintenance of the Pipeline shall materially comply with all applicable federal, state, and local laws, regulations, ordinances, orders, and directives and generally accepted pipeline industry standards and industry practices and procedures.

SECTION 5

VOLUME COMMITMENT AND DEFICIENCIES

(a) Motiva will ship or cause to be shipped on the Pipeline, from the Origin to Destination, in consideration for the Incentive Tariff, an average volume of [******] Barrels of Crude Oil per day during each Contract Year of the Term or any renewal thereof.

(b) During each three (3) month period after the Commencement Date (each an “Accounting Period”), Motiva shall ship or cause to be shipped on the Pipeline a minimum volume obligation, defined as [******] Barrels of Crude Oil per day multiplied by the number of days in each respective Accounting Period (the “Minimum Volume Obligation”).

(c) At the conclusion of each Accounting Period, an accounting will be made of the quantities of Crude Oil that Motiva has shipped or caused to be shipped on the Pipeline during such Accounting Period. If, during any Accounting Period, the shipments of Crude Oil that Motiva shipped or caused to be shipped on the Pipeline do not meet or exceed the Minimum Volume Obligation, then Motiva shall pay to Sunoco, within fifteen (15) days of written notice of such deficiency, an amount equal to Sunoco’s then-current Incentive Tariff multiplied by the difference between the quantity of Crude Oil that Motiva shipped or caused to be shipped during such Accounting Period and the Minimum Volume Obligation (a “Deficiency Payment”).

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d) Any such Deficiency Payment will be considered by Sunoco as a prepaid transportation credit (a “Prepaid Transportation Credit”) of Motiva on the Pipeline, which Motiva may use as a credit against the payment of transportation charges at the then-current Incentive Tariff rate for any Crude Oil that Motiva may ship on the Pipeline during future Accounting Periods. Any such Prepaid Transportation Credits may be utilized by Motiva during the six (6) succeeding Accounting Periods. In the event Motiva holds unused Prepaid Transportation Credits at the time of the termination or expiration of this Agreement (except for a termination by Sunoco for a Motiva default), Motiva shall have the two (2) Accounting Periods immediately following such termination or expiration to use such Prepaid Termination Credits, after which time any unused amount thereof will expire.

(e) Motiva must first meet or exceed the Minimum Volume Obligation during the applicable succeeding Accounting Period before any Prepaid Transportation Credits may be applied against the transportation charges at the then-current Incentive Tariff rate for quantities in excess of the Minimum Volume Obligation. Notwithstanding, Motiva shall not be required to meet or exceed the Minimum Volume Obligation in order to use Prepaid Transportation Credits during the two (2) Accounting Periods immediately following the termination or expiration of this Agreement.

(f) If Motiva is unable to meet the Minimum Volume Obligation for shipments on the Pipeline during any Accounting Period due to Sunoco’s failure to operate the Pipeline in accordance with the generally accepted pipeline industry standards and pipeline industry practices and procedures used by a commercially reasonable operator, the Minimum Volume Obligation for that Accounting Period will be proportionally reduced by an amount equal to the volume of Crude Oil that Motiva is unable to transport.

(g) If Motiva is unable to meet the Minimum Volume Obligation for shipments on the Pipeline during any Accounting Period due to scheduled or unscheduled maintenance or outages of the Pipeline or the Nederland Terminal, then the Minimum Volume Obligation for that Accounting Period will be proportionally reduced by an amount equal to the number of days that the Pipeline or the Nederland Terminal was unavailable.

(h) If Motiva is unable to meet the Minimum Volume Obligation for shipments on the Pipeline during any Accounting Period due to scheduled or unscheduled maintenance or outages of

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the Port Arthur Refinery, then the Minimum Volume Obligation for that Accounting Period will be proportionally reduced by an amount equal to the number of days that the Port Arthur Refinery was unavailable, provided that in no event shall Motiva’s Minimum Volume Obligation be reduced on account of more than one maintenance or outage at the Port Arthur Refinery (whether scheduled or unscheduled) during the Term.

(i) Without prejudice to the foregoing, should Motiva cause the Pipeline to deliver Crude Oil temporarily to the Port Arthur Refinery facility in Port Neches, Texas, and should Motiva then cause the Pipeline to deliver that same Crude Oil to the Port Arthur Refinery facility in Port Arthur, Texas, then such deliveries shall be considered a single shipment, and (i) Motiva shall pay the Incentive Tariff once for such shipment; and (ii) such shipment shall count only once against the Minimum Volume Obligation.

SECTION 6

CRUDE OIL LOSS

(a) Sunoco shall at all times use reasonable care and diligence to preserve and protect the Crude Oil from damage or loss while in Sunoco’s custody. Except for losses or damage caused by or contributed to by the actions of Motiva or Motiva’s employees, agents, authorized representatives or contractors, Sunoco shall be liable to Motiva for all damage to or loss of such Crude Oil per grade to the extent caused by Sunoco’s negligence, gross negligence or willful misconduct. Sunoco’s liability under this Section shall be limited to payment for lost or damaged Crude Oil as set forth herein, and shall not include consequential damages, including punitive or exemplary damages. Sunoco also shall not be liable for damage to Crude Oil that is due to a Force Majeure event.

(b) As soon as reasonably possible after the end of each Contract Year during the Term of this Agreement, but in any event no later than thirty (30) days following the end of the Contract Year, Sunoco shall account to Motiva for all Crude Oil that Motiva shipped or caused to be shipped through the Pipeline during the prior Contract Year. Sunoco shall be liable to Motiva for Crude Oil losses as calculated in accordance with Section 6(d) excluding:

(i)	a total tolerance for Crude Oil handled under this Agreement and the Terminaling Agreement to cover normal handing and evaporation losses, not

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to exceed, in the aggregate between this Agreement and the Terminaling Agreement [******] of the quantity of Crude Oil delivered to and stored at the Nederland Terminal and/or throughput in the Pipeline for Motiva’s account during such Contract Year;

(ii)	any losses or shortages of any such Crude Oil during such Contract Year resulting from casualties not caused or contributed to by the negligence of Sunoco, Sunoco’s other customers, or third parties, or their agents, servants or employees.

(c) In the event that this Agreement is terminated at a time other than the close of a Contract Year, Sunoco shall be liable for quantities of Crude Oil lost or unaccounted for during such fractional Contract Year, computed in accordance with the provisions hereof. Sunoco shall account to Motiva as soon after the termination of this Agreement as is reasonably possible.

(d) Losses of Crude Oil shall be determined on a monthly basis by subtracting the Book Balance from the Ending Stock, as follows:

(i)	the “Book Balance” shall be the stock of Crude Oil in the Nederland Terminal and the Pipeline at the beginning of that month, plus receipts of Crude Oil into the Nederland Terminal at the flange connection of Sunoco Partners’ receiving line at the discharge line of the delivering vessel (measured in accordance with Section 7), minus the sum of deliveries of Crude Oil to the flange connection downstream of the meter bank at the entrance to the Port Arthur Refinery (located at the Miller Tank Farm);

(ii)	the “Ending Stock” is the actual volume of Crude Oil in the Nederland Terminal and the Pipeline at the end of that month.

Once the loss is determined, the tolerances and adjustments of Section 6(b) above and in the corresponding provisions in the Terminaling Agreement shall be applied to arrive at an adjusted loss for such calendar month. This adjusted loss difference will be determined monthly and accumulated, in order to arrive at an accurate loss for the Contract Year involved.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

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(e) At the end of each Contract Year, Sunoco shall pay to Motiva, for each Barrel of Crude Oil unaccounted for or lost in the aggregate under this Agreement and the Terminaling Agreement, for which Sunoco is liable under the provisions of this Section and the corresponding provisions of the Terminaling Agreement, an amount equal to the price settlement for which the loss was accrued. The value of the Crude Oil for determining the price settlement shall be based upon the average posting for the month of settlement, based on the applicable published quote for each Crude Oil grade as defined in EXHIBIT D, for the month in which such loss occurred. Subject to Motiva’s reasonable approval, Sunoco may provide substitute Crude Oil as payment for unaccounted for or lost Crude Oil.

(f) In the event the measurements described in Section 6(d) above, or in the corresponding provisions under the Terminaling Agreement, indicate an aggregate net gain of Crude Oil during any period, the amount of and title to any such Crude Oil gained shall remain with Motiva.

(g) For the avoidance of doubt, it is the intent of the parties hereto that the gains, losses and tolerances be measured in the aggregate across both the Nederland Terminal and the Pipeline.

SECTION 7

CRUDE OIL TESTING AND MEASUREMENT

(a) The quality of the Crude Oil handled pursuant to this Agreement shall be determined by Sunoco. Motiva or its designated representative shall have the right to observe any such quality testing and to draw split samples of the Crude Oil. The quantity of Crude Oil handled hereunder shall be determined by the custody transfer meter.

(b) Meter proving procedures and reports shall be in accordance with current American Petroleum Institute (“API”) guidelines. Meter tickets shall be mutually agreed upon and signed by both parties and together with the meter proving report shall be the only recognized documents for custody transfer.

(c) It is agreed that, unless such is not possible due to instrument or mechanical failure of meters, the measurement system proving and calibration is to be made at the custody transfer

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meter. The measurement system shall be proven and calibrated during each calendar month or for each crude type or for a flow rate change of more than +/- 10%, or for a gravity change more than 5° from the prior calibration, or any condition which results in a meter factor variation of more than .0010. The meter will be proved and witnessed monthly.

(d) It is agreed that in the event of meter failure during the course of transfer and discharge operations at the custody transfer meter, adjustment will be made based on pipeline information supplied by Motiva and Sunoco.

(e) Unless otherwise provided for herein, applicable sections of the API Manual of Petroleum Measurement Standards are to be observed and apply as to any measurement by mutually agreeable meters and/or pipeline measurement, as well as the sampling of Crude Oil at the custody transfer meter.

SECTION 8

TITLE AND CUSTODY

Title to the Crude Oil transported in the Pipeline shall always remain with Motiva. Notwithstanding, Sunoco shall be deemed to have custody of and responsibility for the Crude Oil, starting from the Origin, through the Pipeline, and ending at the point when the Crude Oil reaches the Destination. Provided that should Motiva cause the Pipeline to deliver Crude Oil temporarily to the Port Arthur Refinery facility in Port Neches, Texas, Motiva shall have custody and responsibility of the Crude Oil while it is located at the Port Neches facility.

SECTION 9

COMMON CARRIAGE-PUBLISHED TARIFF

(a) Sunoco is expected to be a common carrier for hire with respect to the operation of the Pipeline. The transportation of any Crude Oil hereunder through the Pipeline shall be based on the applicable rules and regulations set forth in the tariff that Sunoco will file or cause to be filed with the Federal Energy Regulatory Commission (“FERC”) covering the movement of Crude Oil from the Origin to the Destination (the “Incentive Tariff”).

(b) The initial tariff rates under the Incentive Tariff are set forth in EXHIBIT B-1. The applicable rates, rules, and regulations set forth in the Incentive Tariff may be adjusted by Sunoco to reflect the terms and conditions set forth in this Agreement in accordance with the applicable rules and regulations of the FERC.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

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(c) The Incentive Tariff may be adjusted only on each annual anniversary of the Effective Date to reflect the positive or negative rate of change, if any, in the final Producers Price Index for Finished Goods (seasonally adjusted) as published by the U.S. Department of Labor, Bureau of Labor Statistics, for such period, and such adjusted consideration shall be effective for the subsequent year. Adjustments will be calculated as follows:

Adjusted Fee = Incentive Tariff for the immediately prior year + Adjustment

Where: Adjustment = [P2/P1 – 1] x (Incentive Tariff for the immediately prior year)

Where: P1 is the final Producers Price Index for Finished Goods (PP1 – FG)(seasonally adjusted) as published by the U.S. Department of Labor, Bureau of Labor Statistics, for the year immediately preceding the prior year.

Where: P2 is the final Producers Price Index for Finished Goods (PP2 – FG)(seasonally adjusted) as published by the U.S. Department of Labor, Bureau of Labor Statistics, for the prior contract year.

The adjustment calculated herein shall be capped at [******] per year during the period beginning on the Effective Date and ending on the Commencement Date. The Parties agree that the Incentive Tariff for any year shall not be lower than the Incentive Tariff in effect on the Effective Date.

SECTION 10

MARINE DOCK AND TERMINALING AGREEMENT

Contemporaneously with the execution of this Agreement, Motiva will enter into the Terminaling Agreement with Sunoco Partners, with respect to the storage and handling of Crude Oil through the Nederland Terminal. Under the terms of the Terminaling Agreement, Motiva will deliver Crude Oil to the Nederland Terminal for subsequent deliveries into the Pipeline, based on the terms and conditions set forth in such agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

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SECTION 11

PRICE AND PAYMENT

(a) Sunoco shall invoice Motiva on or before the tenth (10th) day of each month for amounts owing for the preceding month under the terms of this Agreement. Any payments under this Agreement shall be due and payable within twenty (20) days from the invoice date, regardless of whether received before, on, or after the tenth (10th) day of the month. Payment of the amount specified on the invoice shall be made by electronic funds transfer of immediately available funds to the bank and bank account set forth on each invoice. For any invoice submitted hereunder, Sunoco shall promptly provide any supporting documentation reasonably requested by Motiva.

(b) In the event Motiva disputes any portion of any invoice, Motiva shall promptly notify Sunoco in writing of the disputed portion and pay the undisputed portion according to the terms of this Section. After receipt of such notice, Sunoco shall promptly work with Motiva to resolve the dispute. If the parties are unable to resolve such dispute within thirty (30) days after receipt of such notice, the parties will submit to arbitration in accordance with the Governing Law clause in Section 21 herein.

(c) Should Motiva fail to pay part or all of the amount of any undisputed invoice or any disputed invoice which has been resolved for a period of sixty (60) days following the due date thereof, then Sunoco may charge interest at the prime rate charged by Citibank, N.A., New York, New York (or any successor thereof) on the unpaid portion of the invoice, computed from the date payment is due until the date payment is received. If such failure to pay continues for sixty (60) day after such payment is due, Sunoco, in addition to any other remedy it may have hereunder or otherwise, may suspend further service for Motiva under this Agreement until such undisputed amount is paid.

SECTION 12

DEFAULT/TERMINATION

(a) Either Party may terminate this Agreement by written notice to the other Party if the other Party shall become insolvent or shall make an assignment for the benefit of creditors, or if any of the business or property of either Party shall come into the possession of a receiver or of any other governmental or court agency acting on behalf of creditors, or if any proceedings under any

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bankruptcy or insolvency act or acts for the relief of debtors shall be commenced against, by or in respect of either Party, or if any execution shall be issued against the property of either Party, or if any judgment against either Party, not fully bonded, shall remain unpaid in whole or in part for at least sixty (60) days after the entry thereof. Any termination pursuant to this paragraph shall become effective on the date specified in the Party’s notice, but in no event prior to actual receipt by the other Party.

(b) Notwithstanding anything in this Agreement to the contrary, Motiva shall have the right, without cause and for its sole convenience, to cancel this Agreement in its entirety at any time prior to the Commencement Date. If Motiva cancels this Agreement, Motiva shall also cancel the Terminaling Agreement in accordance with its terms. If Motiva cancels this Agreement as herein provided, Sunoco shall have the option to either (i) retain ownership of the Pipeline, including but not limited to permits, engineering documents, and equipment delivered on order; or (ii) assign to Motiva all right, title and interest in and to the Pipeline to the extent of the construction completed in performance of this Agreement on the date of the termination (“Work Product”), including but not limited to permits, engineering documents, and equipment delivered or on order. The Work Product shall, in that event, be the sole and exclusive property of Motiva and may be used for any purpose Motiva desires without additional fee or cost. If Sunoco elects to retain ownership of the Pipeline, Motiva shall have no further obligations to Sunoco hereunder. If Sunoco elects to assign the Pipeline and Work Product to Motiva, Motiva shall pay as follows:

(i)	if Motiva cancels this Agreement at any time during the calendar year 2007, Motiva will reimburse Sunoco for the lesser of (1) the actual reasonable expenses (including interest on the capital expenditures to date, at the prime rate charged by Citibank, N.A., New York, New York (or any successor thereof)) Sunoco has incurred from the Effective Date until the date notice of termination is given by Motiva, subject to verification by Motiva; or (2) the pro rata percentage of Sunoco’s quarterly forecast of expenses for 2007 as scheduled on EXHIBIT A, calculated based on when the notice is given by Motiva, subject to verification by Motiva;

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(ii)	If Motiva cancels this Agreement at any time from January 1, 2008 through the Commencement Date, Motiva will pay to Sunoco an amount equal to the capital expenditures (including interest on the capital expenditures to date, at the prime rate charged by Citibank, N.A., New York, New York (or any successor thereof)) incurred by Sunoco for the Pipeline from the Effective Date until the date notice of termination is given by Motiva, plus a return on those capital expenditures of [******], subject to Motiva’s verification rights.

(c) In addition to any other provisions of this Agreement relative to default, it is understood and agreed that if either Party hereto shall fail to substantially perform any of the material covenants or obligations imposed upon it under and by virtue of this Agreement, and such non-performance is not the result of Force Majeure, then in such event the other Party hereto may, at its option, terminate this Agreement by proceeding as follows: The Party not in default shall cause a written notice to be served on the Party in default stating specifically the cause for terminating this Agreement and declaring it to be the intention of the Party giving notice to terminate the same; whereupon the Party in default shall have thirty (30) days after the service of the notice in which to remedy or remove the cause or causes stated in the notice for terminating the Agreement. If within the thirty (30) day period the Party in default does so remedy or remove said cause or causes, then such notice shall be withdrawn and this Agreement shall continue in full force and effect. In case the Party in default does not so remedy or remove the cause or causes within the thirty (30) day period, then, at the option of the Party giving the notice, this Agreement shall become null and void from and after the expiration of the thirty (30) day period.

(d) If a default cannot be reasonably cured within the thirty (30) day period and the Party in default has commenced to remedy the cause of default within such thirty (30) day period and continues diligently pursuing such remedy after such thirty (30) day period, then the Party not in default may not terminate this Agreement until such time as the Party in default stops diligently pursuing a remedy of the default or it becomes obvious after ninety (90) days following such thirty (30) day period that a remedy of the default is not immediately forthcoming. Any cancellation of this Agreement pursuant to the provisions of this Section 12 shall be without prejudice to the rights of either Party including, but not limited to: 1) the right to collect any amounts then due such Party

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under the provisions of this Agreement; provided, however, that Motiva shall have no obligation to pay any Deficiency Payments if Sunoco is the Party in default and unable to remedy such default; and 2) the right of Motiva to receive any Crude Oil for which it has paid the charges hereunder but has not received prior to the time of cancellation.

SECTION 13

LIMITATION OF LIABILITY

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOSS OF PROFITS, INDIRECT, SPECIAL, EXEMPLARY OR PUNITIVE OR CONSEQUENTIAL DAMAGES RESULTING FROM THE BREACH OF THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBLE EXISTENCE OF SUCH DAMAGES. ANY ACTION BY EITHER PARTY AGAINST THE OTHER ARISING FROM OR CONNECTED TO THIS AGREEMENT MUST BE BROUGHT WITHIN TWO (2) YEARS AFTER THE CAUSE OF ACTION AROSE.

SECTION 14

TAXES/INSURANCE

(a) Taxes. Motiva shall pay any and all taxes, assessment, or charges levied on the Crude Oil covered herein, including property taxes on the inventory owned by Motiva. Sunoco shall pay any and all taxes, assessments or charges levied on the Pipeline (real property and/or personal tax) or services performed.

The Incentive Tariff described in EXHIBIT B-1 shall include all applicable taxes and fees and shall not be subject to additional adjustment for any tax or fee.

(b) Insurance. Sunoco shall maintain, at its sole cost, at all times while performing under this Agreement, the following minimum insurance coverage with providers satisfactory to Motiva:

• Workers’ Compensation	Limit: Statutory
• Employers’ Liability	Limit: $5,000,000 each occurrence

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For all its employees engaged in performing any services for Sunoco under a Terminal Schedule, Worker’s Compensation Insurance and/or Longshoremen’s and Harborworker’s Compensation Insurance, or similar social insurance in accordance with and endorsed by Law which may be applicable to those employees.

• Commercial General Liability	Limit: $10,000,000 each occurrence

Commercial General Liability Insurance (including, but not limited to, contractual liability) with combined personal injury and property damage.

• Automobile Liability	Limit: $10,000,000 each accident

Business or Commercial Automobile Liability insurance covering all vehicles used in performing any work pursuant to this Agreement, with such policy endorsed appropriately when hazardous materials transportation is involved.

Where permissible by law, insurance policies shall provide a waiver of subrogation in favor of Motiva, allow for the separation of insureds, shall be considered primary insurance to any insurance maintained by Motiva, and give Motiva thirty (30) days written notice of cancellation or material change. Any deductible or retention of insurable risks shall be for Sunoco’s account. The Insurance required in this section and each certificate evidencing the Insurance shall name Motiva (and its members, subsidiaries, affiliates, and joint venture partners to the extent of their interest) an additional insured as it pertains to this Agreement, without regard to the allocation of liability provisions which may be contained in this Agreement, to the extent of any claim, loss, or liability within the scope of the required Insurance. Sunoco has the right to self-insure any of the aforementioned coverages, provided that Sunoco will provide Motiva with a letter evidencing such self-insurance.

SECTION 15

INDEPENDENT CONTRACTOR

In performing the services pursuant to this Agreement, Sunoco is acting solely as an independent contractor maintaining complete control over its employees and operations. Neither Party is authorized to take any action in any way whatsoever for or on behalf of the other, except as may be necessary to prevent injury to persons or property, or, to contain, reduce or clean up any spills that may occur.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

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SECTION 16

MANAGEMENT OF HEALTH, SAFETY, AND ENVIRONMENTAL

PROTECTION SPILLS/ENVIRONMENTAL POLLUTION

While on Port Arthur Refinery premises, Sunoco shall take all reasonable precautions in connection with this agreement to (1) ensure the safety and health of Sunoco’s personnel and third parties; (2) ensure the impact of their activities on the environment is minimized; and (3) to protect all property whatsoever. Sunoco shall, while on Port Arthur Refinery premises:

(a) Have formal documented safe working procedures sufficient to provide control over the activities in support of this Agreement, including techniques for the identification and mitigation of risks;

(b) Promptly advise Motiva of any incident involving Motiva’s Crude Oil handled under this Agreement and provide written follow-up information on any related investigation and corrective action within 14 days of incident.

(c) Motiva reserves the right to confirm compliance with this Section by means of a physical inspection of Sunoco’s premises and a review of Sunoco’s records and operating procedures for the Pipeline, at Motiva’s expense.

(d) In the event of any Crude Oil spill or discharge or other environmental pollution caused by or in connection with the handling of Motiva’s Crude Oil, Sunoco shall commence containment or clean-up operations and shall notify Motiva promptly of such operations. Unless such spill or discharge referred to in this Section 16 is the result of Motiva’s negligence, all costs of containment or clean-up shall be borne by Sunoco. In the event a third Party is legally liable for costs and expenses borne by Motiva under this Section, Sunoco shall cooperate with Motiva for the purpose of obtaining reimbursement.

(e) Sunoco shall obtain, read, understand and comply with Motiva’s Port Arthur Refinery’s rules and regulations which set forth standards of conduct, safety, health, environmental,

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and certain procedures to which Sunoco must adhere on Motiva’s Port Arthur Refinery’s premises. Sunoco will instruct its employees, and subcontractors as to the requirements and will enforce compliance. Any personnel not complying with Motiva’s Port Arthur Refinery’s rules and regulations will be promptly removed from Motiva’s Port Arthur Refinery premises at Motiva’s discretion. Should there be a conflict between this Agreement and the local requirements of the Port Arthur Refinery, the more stringent requirement of the two shall apply.

(f) Motiva shall obtain, read, understand and comply with Sunoco’s rules and regulations which set forth standards of conduct, safety, health, environmental, and certain procedures to which Motiva must adhere on Sunoco’s premises. Motiva will instruct its employees, and subcontractors as to the requirements and will enforce compliance. Any personnel not complying with Sunoco’s rules and regulations will be promptly removed from Sunoco’s premises at Sunoco’s discretion. Should there be a conflict between this Agreement and the local requirements of Sunoco’s premises, the more stringent requirement of the two shall apply.

SECTION 17

FORCE MAJEURE

(a) For purposes of this Agreement, “Force Majeure” shall mean, the occurrence of any of the following, for the period of time, if any, that the performance of a Party’s material obligations under this Agreement are actually, materially, and reasonably delayed or prevented thereby, acts of God; strikes; lockouts; boycotts; picketing; labor or other industrial disturbance; explosions; nuclear reaction or radiation, radioactive contamination; acts of a public enemy; fires; acts of terrorism; explosions; material breakage of or material accidents to the Pipeline, lines of pipe, storage tanks, docks; wars (declared or undeclared); blockades; insurrections; riots; epidemics; landslides; earthquakes; storms; hurricanes; lightning; floods; extreme cold or freezing; extreme heat; washouts; arrests and restraints of governments (but excluding restraints occurring as a result of any violations, by the Party claiming the right to delay performance, of applicable law or the terms and provisions of this Agreement); confiscation or seizure by any government or public authority; compliance with any federal, state, or local law, or with any regulation, order, or rule of domestic or international governmental agencies, or authorities or representatives of any domestic or international government acting under claim or color of authority, including compliance with permitting regulation for the Pipeline; the commandeering or requisitioning by United States civil or military

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authorities of any raw or component materials, Crude Oil, or facilities including, but not limited to, producing, manufacturing, transportation, and delivery facilities, and perils of navigation, even when occasioned by negligence, malfeasance, default, or errors in judgment; civil disturbances; or any other causes, whether of the kind herein enumerated or otherwise, the foregoing of which in any event are not (i) reasonably within the control of the Party (or its Affiliates) claiming the right to delay performance or (ii) the result of the gross negligence or willful misconduct of the Party (or its Affiliates) claiming the right to delay performance. Force Majeure shall not include (i) increases in costs of materials; or (ii) a party’s financial inability to perform.

(b) Subject to the provisions of this Section 17, if a Party is prevented from performing its obligations under this Agreement due to an event of Force Majeure, then, to the extent that it is affected by the event of Force Majeure, the obligations of that Party shall be deferred during the continuance of that Party’s inability to perform caused by the event of Force Majeure, but for no longer period. If a Force Majeure event renders any Party unable, in whole or in part, to carry out its obligations under this Agreement, that Party must give the other Party notice and full particulars in writing as soon as practicable after the occurrence of the causes relied on, or give notice by telephone and follow the notice with a written confirmation within forty-eight (48) hours. The Party providing the notice shall use commercially reasonable efforts to (i) ameliorate the conditions; (ii) resume the continuation of its performance under this Agreement; and (iii) minimize the impact of the condition on the other Parties. No Party shall be compelled to resolve any strikes, lockouts, or other industrial disputes other than as it shall determine to be in its best interests.

(c) If a Force Majeure event declared by Sunoco results in Motiva being unable to transport the Minimum Volume Obligation during one or multiple Accounting Periods, then the Minimum Volume Obligation for that Accounting Period (and any successive Accounting Period, if applicable), shall be reduced in the same proportion and for the same period of time as Motiva’s ability to transport is so affected, and Motiva shall have no obligation (including payment obligation) for any amount in excess of the reduced volume. If a Force Majeure event extends (or is reasonably expected to extend) beyond two hundred seventy (270) days, or upon notice from Sunoco that such Force Majeure event is reasonably expected to extend beyond two hundred seventy (270) days, Motiva may terminate this Agreement, negotiate new Incentive Tariffs and/or negotiate to extend the Term.

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(d) If a Force Majeure event declared by Motiva results in Motiva being unable to ship all or part of the Minimum Volume Obligation through the Pipeline or receive all or part the Minimum Volume Obligation at the Port Arthur Refinery during an Accounting Period, then upon resolution of that Force Majeure event, Sunoco shall calculate a “Force Majeure Deficiency Volume,” defined herein as being equal to (1) the Minimum Volume Obligation for the affected Accounting Period(s); divided by (2) the total number of calendar days in the affected Accounting Period(s); multiplied by (3) the number of days that the Force Majeure event was in effect; minus (4) the actual volume of Crude Oil that Motiva shipped through the Pipeline, if any, during the period affected by the Force Majeure event.

(i)	The occurrence of a Force Majeure event will not relieve Motiva of the obligation to ship the Force Majeure Deficiency Volume during the Term of this Agreement. Notwithstanding, Motiva shall not be required to pay a Deficiency Payment for any Force Majeure Deficiency Volume, as long as Motiva ships the Force Majeure Deficiency Volume during any future Accounting Period or Accounting Periods during the Term.

(ii)	At the end of any Accounting Period during the Term, Motiva shall have the option to notify Sunoco that Motiva wishes to apply any volumes of Crude Oil that Motiva shipped through the Pipeline during that Accounting Period in excess of the Minimum Volume Obligation to reduce any previously incurred Force Majeure Deficiency Volume.

(iii)	If a Force Majeure Deficiency Volume remains upon the expiration or termination of this Agreement, then Motiva shall have the right, during a time period corresponding to the number of days that the Force Majeure was in effect, to ship the Force Majeure Deficiency Volume at the Incentive Tariff rate. Motiva shall be required to pay a Deficiency Payment for any Force Majeure Deficiency Volume that remains at the conclusion of this time period.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

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SECTION 18

GOVERNMENTAL LAWS, RULES, AND REGULATIONS

(a) This Agreement shall be subject to all valid and applicable federal, state, and local laws, rules, regulations, tariffs, and orders affecting either Sunoco or Motiva.

(b) Motiva expressly relieves Sunoco of any and all obligations hereunder to provide facilities or services when the facilities or services are contrary to any law, regulation, or ruling.

SECTION 19

NEW LAW OR REGULATION

(a) In the event that during the term of this Agreement, any existing codes and applicable law, codes, or regulations are amended or new laws, codes and regulations are enacted or promulgated which, in either case, (1) generally apply to, affect, or impact all domestic, common carrier crude oil pipelines which are located (whether entirely or partially) in the State of Texas and which are of comparable size, age, throughput capacity, and operational capability as the Pipeline, and (2) will require Sunoco to incur (i) a capital expense improvement to the Pipeline in excess of [******] prior to the end of the Term, or (ii) an increase in the cost of operating the Pipeline in excess of [******] per Contract Year, Sunoco shall, upon written notice to Motiva, have the right to initiate negotiations for an adjustment in any of the applicable tariff rates which are set forth in the Incentive Tariff in order to compensate Sunoco for the required improvements. In such event, Sunoco shall submit such written notice to Motiva as far in advance of the effective date of such new or amended law, code or regulation as is reasonably practicable, so as to permit the Parties to negotiate a mutually acceptable adjustment to the tariff rates set forth in the Incentive Tariff.

(b) In connection with Sunoco’s request to initiate negotiations to adjust any of the tariff rates set forth in the Incentive Tariff for the Pipeline, Sunoco shall provide Motiva, at least ninety (90) days in advance of the effective date of any tariff adjustment, with a proper showing of the governmental requirement for such improvements, with a detailed description of the costs and expenses that Sunoco would incur for such improvements, and an explanation of how such improvements are the most cost effective means to conform to such governmental requirements. Motiva shall have the right to verify such estimated costs and to inspect any of Sunoco’s records related thereto.

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(c) If the Parties hereto are unable to mutually agree on an adjustment in the applicable tariff rates set forth in the Incentive Tariff before it becomes necessary for Sunoco to take such action so as to be in compliance with the new or amended law, code or regulation, Sunoco shall charge, and Motiva shall pay the new tariff rate as specified by Sunoco; provided, however, that Motiva may dispute the new tariff. In such event, Sunoco shall seek to resolve such dispute in accordance with the procedures set forth in Section 21 hereof, and in the event such procedures result in a new tariff that is lower than that imposed by Sunoco, Sunoco shall refund to Motiva the amounts paid in excess of the new tariff so determined, for each volume of Crude Oil shipped on the Pipeline during the period in which the dispute was pending resolution, plus interest at the Prime rate charged by Citibank, N.A., New York, calculated from the date of the Sunoco notice provided under Section 19 (a) until the date such new tariff is determined in accordance with Section 21.

SECTION 20

INDEMNIFICATION

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT AS SPECIFIED OTHERWISE ELSEWHERE IN THE AGREEMENT:

SUNOCO SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS MOTIVA, ITS MEMBERS, AFFILIATES AND SUBSIDIARY COMPANIES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, SUBCONTRACTORS, AND AGENTS FROM AND AGAINST ANY LOSS, DAMAGE, CLAIM, SUIT, LIABILITY, FINE, PENALTY, JUDGMENT AND/OR EXPENSE (INCLUDING ATTORNEYS’ FEES AND OTHER COSTS OF LITIGATION) (COLLECTIVELY “LIABILITY(IES)”), (A) ARISING FROM (I) INJURY, DISEASE OR DEATH OF ANY PERSONS, (II) DAMAGE TO OR LOSS OF ANY PROPERTY (INCLUDING BUT NOT LIMITED TO MOTIVA’S PORT ARTHUR REFINERY OR ANY CRUDE OIL), OR (III) DISCHARGES OR SPILLS OR LEAKS OF CRUDE OIL, CAUSED BY OR RESULTING FROM THE NEGLIGENT ACTS OR OMISSIONS OR WILLFUL MISCONDUCT OF SUNOCO, ITS EMPLOYEES, AGENTS, OR CONTRACTORS, IN SUNOCO’S PERFORMANCE OF THIS AGREEMENT; OR (B) ARISING OUT OF SUNOCO’S FAILURE, OR ITS EMPLOYEES’, AGENTS’, OR CONTRACTORS’ FAILURE TO COMPLY WITH ALL APPLICABLE FEDERAL, STATE, OR LOCAL GOVERNMENTAL LAWS, REGULATIONS, AND RULES.

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MOTIVA SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS SUNOCO, ITS PARENT, AFFILIATES AND SUBSIDIARY COMPANIES AND THEIR DIRECTORS, OFFICERS, SUBCONTRACTORS, EMPLOYEES AND AGENTS FROM AND AGAINST ANY LIABILITIES, (A) ARISING FROM (I) INJURY, DISEASE OR DEATH OF ANY PERSONS, (II) DAMAGE TO OR LOSS OF ANY PROPERTY (INCLUDING, BUT NOT LIMITED TO SUNOCO’S FACILITIES), OR (III) DISCHARGES OR SPILLS OR LEAKS OF CRUDE OIL, CAUSED BY OR RESULTING FROM THE NEGLIGENT ACTS OR OMISSIONS OR WILLFUL MISCONDUCT OF MOTIVA IN THE PERFORMANCE OF THIS AGREEMENT; OR (B) ARISING OUT OF MOTIVA’S FAILURE TO COMPLY WITH ALL APPLICABLE FEDERAL, STATE, OR LOCAL GOVERNMENTAL LAWS, REGULATIONS, AND RULES.

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE LOSS, DAMAGE, OR EXPENSES (INCLUDING LOST PROFITS OR SAVINGS) EVEN IF IT HAS BEEN ADVISED OF THEIR POSSIBLE EXISTENCE. ANY CLAIM BY EITHER PARTY FOR INDEMNIFICATION HEREUNDER MUST BE BROUGHT WITHIN TWO (2) YEARS AFTER THE CAUSE OF ACTION AROSE.

Sunoco or Motiva, as soon as practicable after receiving notice of any claim for indemnification hereunder, shall furnish to the other full particulars within its knowledge thereof and shall render all reasonable assistance requested by the other Party. Each shall have the right, but not the duty to participate, at its own expense, with counsel of its own selection, in the defense and/or settlement thereof without relieving the other of any obligations hereunder. The Parties’ obligations under this Section shall survive any termination of the Agreement. The foregoing indemnities shall not limit the insurance coverage applicable to Sunoco or Motiva under this Agreement.

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SECTION 21

GOVERNING LAW AND ARBITRATION

(a) This Agreement shall be interpreted and construed in accordance with the laws of the State of Texas, without regard to conflict of law principles.

(b) In the event of a dispute, controversy, or claim arising out of or relating to this Agreement (“Dispute”), the Parties shall first undertake to settle their Dispute by good faith negotiations. Any Party may commence this process by serving the other Party with a written notice of the Dispute (a “Notice of Dispute”) that shall briefly describe the nature of the Dispute and the relief or remedy requested. If for any reason whatsoever the Dispute has not been settled within thirty (30) days of service of the Notice of Dispute, then the Parties agree to submit the Dispute to non-binding mediation with a neutral mediator selected by the Parties. The costs of such mediator will borne equally by the Parties. If the Parties cannot agree on a mediator or if the Dispute cannot be settled at mediation within one hundred twenty (120) days of service of the Notice of Dispute, then the Parties agree to submit the Dispute to arbitration in Houston, Texas in accordance with the then-current CPR International Institute for Conflict Prevention and Resolution Rules for Non-Administered Arbitration of the CPR International Institute for Conflict Prevention and Resolution and this provision. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, to the exclusion of any provisions of state law inconsistent therewith or which would produce a different result. Judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction. The arbitration shall be held in Houston, Texas or such other location as may be convenient and agreed to in writing by the Parties. There shall be three arbitrators, one of which shall be selected by each Party and the third to be selected by the other two arbitrators. The arbitrators shall determine the Dispute of the Parties and render a final award in accordance with the substantive law of the State of Texas, excluding the conflicts provisions of such law. The arbitrators shall set forth the reasons for the award in writing. The terms hereof shall not limit any obligation of a Party to defend, indemnify or hold harmless another Party against court proceedings or other claims, losses, damages, or expenses. In the event any ancillary dispute between the Parties arises out of the Dispute, it may be resolved in the arbitration proceedings.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

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SECTION 22

RIGHT TO AUDIT

Motiva shall have the right, at reasonable times and on reasonable notice (but in no event on less than two (2) weeks notice), to audit the books and records of Sunoco as these records pertain to Motiva’s shipments on the Pipeline. Audits may be performed by the employees, independent accounting firms, and other designated representatives of Motiva (including internal auditing personnel—the selection of these personnel being subject to the sole consent of Sunoco, which consent shall not be unreasonably withheld) at Motiva’s sole cost and expense. Sunoco shall, at Motiva’s expense, fully cooperate with Motiva’s representatives to accomplish the audit as expeditiously as possible.

SECTION 23

BUSINESS STANDARDS

Sunoco shall establish and maintain precautions to prevent its employees, agents or representatives from making, receiving, providing or offering substantial gifts, entertainment, payments, loans or other consideration to employees, agents or representatives of Motiva for the purpose of influencing those persons to act contrary to Motiva’s best interests. This obligation shall apply to the activities of the employees of Sunoco in their relations with the employees of Motiva and their families and/or third parties arising from this Agreement. Further, Sunoco agrees that all financial settlements, billings and reports rendered to Motiva or its representative shall reflect properly the facts about all activities and transactions handled for the account of Motiva.

SECTION 24

ASSIGNMENT AND SUBCONTRACT

(a) If Motiva, prior to the expiration of the Term of this Agreement (and any permitted extension thereof), enters into an agreement with a third-party purchaser other than an Affiliate (a “Third-Party Purchaser”) to purchase the Port Arthur Refinery (but not all or substantially all of Motiva’s assets), Motiva shall notify Sunoco of the agreement and the name and address of the Third-Party Purchaser, no later than ninety (90) days prior to the closing of the sale of the Port Arthur Refinery. If Motiva is selling the Port Arthur Refinery, it shall assign this Agreement to the Third-Party Purchaser, except that Motiva will continue to be responsible for any payments due to Sunoco for services provided by Sunoco to Motiva prior to the effective date of such assignment.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) Neither Sunoco nor Motiva shall ever transfer, assign, or encumber this Agreement without the prior written consent of each of the other Party, which consent shall not be withheld if the transferee or assignee is credit-worthy and has the financial, technical and commercial capability to fulfill the transferring Party’s obligations under this Agreement, provided that the transferring Party provides such evidence as the other Party may reasonably request to verify the qualifications of the transferee or assignee. The foregoing shall not apply to the following situations:

(i)	Motiva shall have the right to transfer or assign all of its rights under this Agreement to any Affiliate of Motiva or any entity that is successor to all or substantially all of Motiva’s assets, without the prior written consent of Sunoco;

(ii)	Subject to Section 25, “First Right of Offer”, Sunoco shall have the right to transfer or assign all of its rights and obligations under this Agreement to any Affiliate, or any entity that is successor to all or substantially all of its assets, without the prior written consent of the other Party.

(c) Upon an assignment or transfer in compliance with Section 24 (b), the transferring Party will cease to be responsible for the fulfillment of its obligations under this Agreement, except for such obligations as arose before the effective date of such assignment or transfer.

(d) Motiva shall have the right to subcontract all or any part of this Agreement for all or any part of the Term, provided that in such event, Motiva shall remain obligated to Sunoco for the fulfillment of Motiva’s obligations under this Agreement.

SECTION 25

RIGHT OF FIRST OFFER

(a) If Sunoco decides to sell or otherwise transfer its ownership interest in all or any part of the Pipeline (except to an Affiliate), Sunoco shall provide a written notice to Motiva (the “First Offer Notice”) that specifies the interest being sold, terms, conditions and price for the sale. The

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

First Offer Notice shall constitute an offer to sell the relevant ownership interest in the Pipeline to Motiva, for the price and under the terms and conditions specified therein. Upon receipt of the First Offer Notice, Motiva shall have a term of sixty (60) days to give written notice to Sunoco advising as to whether Motiva elects to purchase Sunoco’s interest in the Pipeline or any part thereof. In the event that Motiva declines to exercise such right, Sunoco shall be free to contract to sell or transfer the relevant interest in the Pipeline to a Third Party Purchaser at any time within six (6) months of the expiration of the sixty (60) day period above (unless waived by Motiva) at a price that is equal to or greater than the price specified in the First Offer Notice and under terms and conditions that, taken as a whole, are no more economically favorable than those described in the First Offer Notice.

(b) In the event of any permitted sale, assignment or other disposition of Sunoco’s interest in the Pipeline or any part thereof, the party purchasing Sunoco’s interest shall, at the closing for any permitted transfer, assume in writing and agree to be bound by the provisions of this Agreement (and any other associated agreements between Motiva and Sunoco that pertain to the Pipeline) for all purposes. Without strict compliance with this Section 25, any transfer or attempted transfer of Sunoco’s interest in the Nederland Terminal shall be null and void.

SECTION 26

MISCELLANEOUS

(a) Waivers and Remedies. The failure of either Motiva or Sunoco to insist in any one or more instances upon strict performance of any of the provisions of this Agreement or to take advantage of any of its rights hereunder shall not be construed as a subsequent waiver of any provisions or the relinquishment of any rights for the future. Unless specifically provided otherwise in this Agreement, the rights and remedies provided by this Agreement are cumulative, and the use of any one right or remedy by a Party shall not preclude or waive its right to use any or all other remedies. Rights and remedies hereunder are given in addition to any other rights a Party may have by law or in equity unless provided otherwise in this Agreement.

(b) As between the Parties, it shall be conclusively presumed that each and every provision of this Agreement was drafted jointly by Sunoco and Motiva.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

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(c) Notices. Notices under this Agreement will be considered properly given when mailed, registered or certified, or sent by a nationally recognized overnight carrier, return receipt requested, with postage prepaid, or sent by facsimile or telex and addressed as follows:

If to MOTIVA ENTERPRISES LLC:

MOTIVA ENTERPRISES LLC
909 Fannin
Houston, Texas 77010
Attention: MOTIVA Supply Strategy Manager
Facsimile No.: (713) 767-5666

If to SUNOCO PIPELINE L.P.

SUNOCO PIPELINE L.P.
1735 Market Street, Suite LL
Philadelphia, PA 19103
Attention: Vice-President Business Development
Facsimile No.: (215) 246-8287

With a copy to:

Attention: General Counsel
SUNOCO PIPELINE L.P.
1735 Market Street, Suite LL
Philadelphia, PA 19103
Facsimile No.: (215) 246-8113

or to any addresses as may hereafter be designated by like notice. Notice given by mail will be effective forty-eight (48) hours after it is placed in a mailbox for mailing. Notice given by facsimile will be effective upon actual receipt if received during the recipients normal business hours, or at the beginning of the recipients next business day after receipt if not received during the recipients normal business hours; provided that notices by facsimile are confirmed promptly after transmission by delivery to the recipient of a copy thereof in writing by certified mail or personal delivery.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

(e) Entirety of Agreement. This Agreement and the provisions of the Terminaling Agreement that are reflected herein, including any exhibits hereto, constitutes the sole and entire agreement among the Parties with respect to its subject matter and all other matters contained herein, superseding all prior negotiations, statements, representations, correspondence, offers, discussions, agreements, and understandings relating to this transaction. This Agreement may not be modified or altered orally or in any manner other than by an express agreement in writing signed by all persons or entities that are Parties to this Agreement at that time. This Agreement and the terms and conditions contained herein shall apply to and are binding upon the legal representatives, successors, and assigns of the Parties.

(f) U.S.Dollars. All monetary amounts set forth herein are based on United States Dollars.

(g) Survival of Termination. The Parties acknowledge and agree that any rights of a Party arising under this Agreement prior to its termination or expiration, including but not limited to a right to indemnification with respect to any matter, shall survive the termination or expiration of this Agreement.

(h) Authority.

(1) Sunoco represents and warrants to the others that it is a limited partnership duly organized under the laws of the State of Texas and that it is qualified to do business in all jurisdictions relevant to its activities under this Agreement.

(2) Motiva represents and warrants that it is a limited liability company duly organized under the laws of its jurisdiction of organization and that it is qualified to do business in all jurisdictions relevant to its activities under this Agreement.

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FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(3) Each Party represents and warrants that it has the requisite power and authority to enter into and perform its obligations under this Agreement and that, when executed and delivered to the other Party, this Agreement shall constitute a valid and legally binding obligation of that Party.

(4) Each Party represents and warrants that the execution, delivery, and performance by it of its obligations hereunder will not result in a breach of or constitute a default under any provision of its corporate charter, articles of incorporation, by-laws or certificate of limited partnership (for Sunoco); limited liability company agreement (for Motiva); or any agreement or instrument to which it is a Party and which is material to its performance of its obligations hereunder or any order, judgment, or ruling of any court or governmental agency to which it is a Party or by which it is bound.

(i) Savings Clause. If any term, covenant, or condition of this Agreement, or the application thereof to any person or circumstance, shall to any extent be held to be invalid or unenforceable, the remainder of this Agreement, or the application of any such term, covenant, or condition to persons or circumstances other than those as to which it has been held to be invalid or unenforceable, shall not be affected thereby, and, except to the extent of any such invalidity or unenforceability, this Agreement and each term, covenant, and condition of the Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

(j) Headings Not Part of Agreement. Headings of articles, sections and subsections of this Agreement are inserted for convenience of reference only; they constitute no part of this Agreement and are not to be considered in the construction or interpretation of this Agreement.

(k) No Third Party Beneficiaries. This Agreement is not intended to confer any rights or benefits on any persons other than the Parties, and all third-Party beneficiary rights are expressly denied.

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FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(l) Costs and Expenses. Except as otherwise provided herein, each party shall bear its own costs and expenses, including but not limited to, attorney’s fees incurred in connection with this Agreement.

(m) Confidentiality.

(1) All information generated or provided to any party or any Affiliate of any Party, including but not limited to, (a) documents (and amendments thereto) executed by, correspondence to or from and memoranda prepared by the other Party, relating to the construction or operation of the Pipeline, including the transportation, handling, and storage of Crude Oil, or any Audit, and (b) this Agreement and any amendments hereto and all documents relating hereto, including documents or reports regarding accounting or throughput matters, shall be confidential and shall not be released to any entity other than a Party or its Affiliates, without the express review and prior written consent of the other Party.

(2) The confidentiality obligations shall not pertain to: (a) information which is in the public domain; (b) information which is published or otherwise becomes part of the public domain through no fault of the Parties or their Affiliates, or the respective directors, officers, managers, employees, agents, advisors, service providers or representatives of the Parties or their Affiliates; (c) information which a Party can demonstrate was in such Party’s (or an Affiliates of such Party’s) possession at the time of disclosure and was not acquired by such Party directly or indirectly from the other Party on a confidential basis; (d) information which becomes available to a Party on a non-confidential basis (whether directly or indirectly) from a source which, to the best of such Party’s knowledge, did not acquire the information on a confidential basis; (e) information which is independently developed by a Party not having access to the confidential information of the other Party; or (f) information which is required to be disclosed (i) by federal or state law, rule or regulation, stock exchange rules or by any applicable judgment, order or decree of any court or governmental authority having jurisdiction in the proceeding or (ii) in connection with the preparation of tax

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returns, communications with any governmental authority with respect thereto or proceedings relating to taxes; provided, however, that the Party required to disclose such information, to the extent practicable, shall provide the other Party with prompt notice thereof so that other such Party may seek a protective order or other appropriate remedy. In the event that a protective order or other remedy is not obtained, the Party required to disclose such confidential information will furnish only that portion of the information which the disclosing Party is advised by an opinion of its counsel is required in accordance with this section and such disclosing Party will exercise its best efforts to obtain reliable assurance that confidential treatment shall be accorded the information so furnished or disclosed.

(n) Publicity Releases. Sunoco, its employees, agents, and subcontractors shall not prepare photographs, articles, press releases, or speeches about the existence of, scope of, or construction or operation to be performed under this Agreement or any generalities or details about Motiva’s Port Arthur Refinery premises or business plans, or the Pipeline hereunder without Motiva’s prior written consent. Applications for approval must be submitted to Motiva in writing and outline the intended uses thereof. Neither Motiva nor Sunoco will use the name or trademark of the other in any material prepared for public announcement, general publication or distribution to any third party without obtaining prior written permission of the other Party. Notwithstanding the foregoing, and subject to Section 26(m) “Confidentiality”, either Party may distribute a copy of this Agreement to any subsidiary, affiliate, agent, or subcontractor for the purposes of performance hereunder.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK—SIGNATURES FOLLOW}

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

WITNESS:	MOTIVA ENTERPRISES LLC

/s/ Michael W. Stokes	/s/ Forrest B. Lauher
By:
Forrest B. Lauher
Title:
Venture Manager
Date: December 15, 2006

WITNESS:	SUNOCO PIPELINE L.P.
By its general partner,
Sunoco Logistics Partners Operations GP LLC

/s/ Bruce D. Davis, Jr.	/s/ Deborah M. Fretz
By:
Deborah M. Fretz
Title:
President
Date: December 15, 2006

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B-1

Tariff Information

1. The Incentive Tariff will apply for start-up volumes which are delivered between Effective Date and Commencement Date. Such start-up volumes shall not count toward the Minimum Annual Volume.

F.E.R.C. No.

SUNOCO PIPELINE L.P.

LOCAL PIPELINE TARIFF

Applying On

CRUDE PETROLEUM

From

Nederland Terminal

Nederland, Texas

To

Motiva Port Arthur Refinery

Port Arthur, Texas

Governed, except as otherwise provided herein, by the rules and regulations published in Sunoco Pipeline L.P.’s F.E.R.C. tariff No. 3, supplements thereto and successive issues thereof.

The provisions published herein will, if effective, not result in an effect on the quality of the human environment.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EFFECTIVE:

Issued by:	Compiled by:
[W] Deborah M. Fretz, President	[W] Yiping Ren
Sunoco Logistics Partners	Sunoco Logistics Partners
Operations GP LLC, the General Partner of Sunoco Pipeline L.P.	Operations GP LLC, the General Partner of Sunoco Pipeline L.P.
1735 Market Street, Suite LL Philadelphia, PA 19103	1735 Market Street, Suite LL Philadelphia, PA 19103
(215) 977-6861
E-mail: yren@sunocologistics.com

Sunoco Pipeline L.P.	FERC No.

TRUNK RATE
FROM	TO
PTS IN TEXAS	PTS IN TEXAS	Rate in Cents per Barrel of 42 U.S. Gallons
		Base		Rate
Nederland Terminal	Motiva Refinery,	[******]
Jefferson, County	Jefferson, County	Contract	Incentive	Rate*
[******]

*	Contract Incentive Rate Terms:

The Contract Incentive Rate set forth in this tariff applies to shipments of any shipper contracting for transportation of a minimum guaranteed volume of [******] barrels per year for a period of ten (10) years.

The Contract Incentive Rate will apply to volumes moved during a Contract Year. The term “Contract Year” is defined as the twelve (12) month period beginning with on the Commencement Date of the agreement or any anniversary thereof and ending 365 consecutive days (366 consecutive days in the case a period has February 29) later.

Exception to Item 40, F.E.R.C No. 3, Measurement, Testing, Volume Corrections and Deductions

[******]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B-2

Tariff Information for Early Volumes

F.E.R.C. No.

SUNOCO PIPELINE L.P.

LOCAL PIPELINE TARIFF

Applying On

CRUDE PETROLEUM

From

Nederland Terminal

Nederland, Texas

To

Motiva Port Arthur Refinery

Port Arthur, Texas

Governed, except as otherwise provided herein, by the rules and regulations published in Sunoco Pipeline L.P.’s F.E.R.C. tariff No. 3, supplements thereto and successive issues thereof.

The provisions published herein will, if effective, not result in an effect on the quality of the human environment.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [******] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EFFECTIVE:

Issued by:	Compiled by:
Deborah M. Fretz, President	Yiping Ren
Sunoco Logistics Partners	Sunoco Logistics Partners
Operations GP LLC, the General Partner of Sunoco Pipeline L.P.	Operations GP LLC, the General Partner of Sunoco Pipeline L.P.
1735 Market Street, Suite LL Philadelphia, PA 19103	1735 Market Street, Suite LL Philadelphia, PA 19103
(215) 977-6861
E-mail: yren@sunocologistics.com

Sunoco Pipeline L.P.	FERC No.

TRUNK RATE
FROM	TO
PTS IN TEXAS	PTS IN TEXAS	Rate in Cents per Barrel of 42 U.S. Gallons
		Base		Rate
Nederland Terminal	Motiva Refinery,	[******]
Jefferson, County	Jefferson, County	Contract	Incentive	Rate*
[******]

*	Contract Incentive Rate Terms:
(1)	The contract incentive rate set forth in this tariff applies to shipments of any shipper contracting for transportation of a minimum guaranteed volume of [******] barrels per month.
(2)	Should Shipper fail to ship the minimum guaranteed volume during any month then Shipper shall have the obligation to ship the deficient volumes (minimum guaranteed volumes less actual volumes shipped) during the immediate following month plus the minimum guaranteed volume.

Exception to Item 40, F.E.R.C No. 3, Measurement, Testing, Volume Corrections and Deductions

[******]

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EXHIBIT C

[******] Option

[******]

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EXHIBIT D

Quotes for Crude Oil Grades

At the end of each Contract Year, Sunoco shall pay to Motiva, for each Barrel of Crude Oil unaccounted for or lost, for which Sunoco is liable under the provisions of Section 6, an amount equal to the price settlement for the period in which the loss was accrued.

The value for determining the price settlement shall be based upon the average posting for the month of settlement on a delivered basis, based on the applicable published quote for each Crude Oil grade.

The following example is for illustration purposes only:

Example: Price Settlement for Arabian Crude Oil will be the delivered price for the specified Crude Oil grade basis the Platts WTI (prompt month average) for the delivery month.

= Platts WTI (prompt month average) + Saudi OSP ex-ship U.S. Gulf Coast (for delivery month and for applicable Crude Oil grade) + Delivery Costs

1.	Platts WTI monthly average is calculated using the WTI @ Cushing prices published in Platts Oilgram Price Report.

2.	Saudi OSP for ex-ship deliveries to the U.S. Gulf Coast as published in a mutually agreeable publication such as Petroleum Intelligence Weekly, Platt’s Oilgram Price Report or ARGUS.

3.	Delivery cost will be determined based upon Motiva’s estimated lightering cost per barrel and will be trued up when actual invoices are available. Motiva will supply the supporting invoice.